                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: January 18, 2001

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

          Colorado                   0-24768                    84-1123311
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)

 7100 E. Belleview Avenue, Suite 301,  Greenwood Village, CO      80111
          (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (303) 741-2045

          (Former name or former address, if changes since last report)

Item 5. Other Events.   Press release announcing Medix to present at UBS
                        Warburg's Global Healthcare Services Conference.

Exhibits

                      Exhibit 99.1 - Copy of the Press Release

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEDIX RESOURCES, INC.

Date: January 18, 2001                          By:/s/Patricia A. Minicucci
                                                 Executive Vice President and
                                                 Secretary